UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2025

Marblegate Capital Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-56734	92-2142791
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Greenwich Office Park, Suite 400

Greenwich, Connecticut

(Address of principal executive offices)

06831

(Zip Code)

(203) 210-6500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)*	Name of each exchange on which registered
N/A N/A	MGTE MGTEW	N/A N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

*The registrant’s shares of common stock, par value $0.0001 per share, and warrants each trade over-the-counter on OTCQX® Best Market tier operated on the OTC Markets under the trading symbols “MGTE” and “MGTEW”, respectively.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Financial Officer

On June 27, 2025, Jeffrey Kravetz notified the Board of his resignation as Chief Financial Officer of Marblegate Capital Corporation (the “Company”) effective July 3, 2025, whereupon he will relinquish the roles of Principal Financial Officer and Principal Accounting Officer of the Company. His resignation did not arise or result from any disagreement with the Company, the Company’s Board of Directors or the Company’s auditors, on any matters relating to the Company’s operations, finances, policies or practices.

Appointment of Chief Financial Officer

On June 30, 2025, the Board of Directors (the “Board”) of the Company appointed Michael Hutchby, age 47, as Chief Financial Officer of the Company, effective July 3, 2025 (the “Effective Date”). Upon assuming this role, he will also assume the duties of the Company’s principal financial officer and principal accounting officer.

Prior to his appointment, Mr. Hutchby served as the Chief Financial Officer, Treasurer and Secretary from June 2019 to June 2025 of Cherry Hill Mortgage Investment Corporation, a publicly-traded residential real estate finance company listed on the New York Stock Exchange focused on acquiring, investing in and managing residential mortgage assets in the United States. Mr. Hutchby also served as the Cherry Hill Mortgage Investment Corporation’s Controller from October 2013 to June 2019. Prior to joining the Cherry Hill Mortgage Investment Corporation and for a period contemporaneously therewith, Mr. Hutchby also served as Vice President, Capital Markets at Freedom Mortgage specializing in mergers and acquisitions, corporate development and capital raising from 2013 to 2024. From 2011 to 2012, Mr. Hutchby worked at Sterne, Agee & Leach, where he was an investment banking senior associate in the Financial Institutions Group, and from 2009 to 2011, Mr. Hutchby was a Vice President, M&A and Strategic Advisory at Madison Place Partners, Inc., an asset management consultancy specializing in mortgage related risk and servicing products. Prior to that, Mr. Hutchby held various positions at Bank of America, Merrill Lynch, and Sungard Energy Systems. Mr. Hutchby has a B.A. in Economics from The Johns Hopkins University and an M.B.A. from the Stern School of Business at New York University.

Mr. Hutchby will be an employee of Marblegate Asset Management, LLC (“MAM”), an affiliate of the Company and our external manager. Pursuant to the Management Services Agreement dated April 7, 2025, by and between the Company and MAM, the Company has agreed to reimburse MAM for the Company’s allocable share of Mr. Hutchby’s salary and other compensation paid by MAM, based on the percentage of Mr. Hutchby’s time spent on our affairs. The amount of any of Mr. Hutchby’s wages, salaries and benefits paid or reimbursed by the Company to MAM is subject to the approval of the compensation committee of the Board. In addition, Mr. Hutchby will be eligible to participate in equity incentive plans of the Company, if adopted in the future.

Contemporaneously with the effectiveness of Mr. Hutchby’s appointment as the Company’s Chief Financial Officer, the Company expects to enter into an indemnification agreement with Mr. Hutchby in the form filed as Exhibit 10.14 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 2024 filed with the U.S. Securities and Exchange Commission on April 7, 2025.

There are no other arrangements or understandings between Mr. Hutchby and any other person pursuant to which Mr. Hutchby was appointed to serve as the Chief Financial Officer of the Company. There are no family relationships between Mr. Hutchby and any of the Company’s directors or executive officers. Mr. Hutchby has no direct or indirect material interest in any existing or currently proposed transaction that would require disclosure under Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosures.

On July 1, 2025, the Company issued a press release announcing the resignation of Mr. Kravetz and the appointment of Mr. Hutchby as the Company’s new Chief Financial Officer, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Exhibit 99.1 contains forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed in these forward-looking statements.

The information set forth under Item 7.01 of this Current Report on Form 8-K (“Current Report”), including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Indemnity Agreement (incorporated by reference to Exhibit 10.14 to the Company’s Annual Report on Form 10-K filed with the SEC on April 7, 2025).
99.1	Press Release, dated July 1, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Portions of this exhibit have been redacted in compliance with Regulation S-K Item 601(b)(10)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2025	Marblegate Capital Corporation

	By:	/s/ Andrew Milgram
	Name:	Andrew Milgram
	Title:	Chief Executive Officer